UNITED STATES
             SECURITIES AND EXCHANGE COMMISSION

                   Washington, D. C. 20549


                      ________________


                          FORM 8-K

                       CURRENT REPORT

               Pursuant to Section 13 or 15(d)
           Of the Securities Exchange Act of 1934

                       _______________

 Date of Report (Date of earliest event reported):  June 6,
                            2003

                 Jennifer Convertibles, Inc.
   (Exact name of registrant as specified in its charter)

Delaware                       1-9681                  11-
2824646
(State or other                    (Commission
(IRS Employer
jurisdiction of                    File Number)
identification No.)
incorporation)


                  419 Crossways Park Drive
                  Woodbury, New York 11797
     (Address of principal executive offices) (Zip Code)


Registrant's Telephone number, including area code: (516) 496-
                            1900


       _______________________________________________
(Former name or former address, if changed since last report)

Item 5.        Other Events

     On June 6, 2003, we issued a press release with respect to the trading of our common stock on the American Stock
Exchange.  The press release is attached hereto as Exhibit
99.1.


Item 7.        Financial Statements and Exhibits

(c) Exhibits.

Exhibit No.         Description

99.1 Press Release dated June 6, 2003

                         SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                           Jennifer Convertibles, Inc.


June 9, 2003               By:  /s/ Harley Greenfield
                                Harley Greenfield
                                Chief Executive Officer

                        EXHIBIT INDEX


Exhibit
Number              Description


99.1           Press Release dated June 6, 2003.

                         JENNIFER CONVERTIBLES, INC.
                          419 CROSSWAYS PARK DRIVE
                             WOODBURY, NY 11797
                                 516-496-1900





EXHIBIT 99.1


FOR IMMEDIATE RELEASE              Contact:  Donald S. Radcliffe
                                             Radcliffe & Associates, Inc.
                                             212-605-0534


         JENNIFER CONVERTIBLES TO BE LISTED ON THE AMEX


Woodbury, New York *** June 6, 2003 *** Jennifer Convertibles, Inc. (OTCBB:JENN) announced today that it has been accepted for listing on the American Stock Exchange. Trading will begin on the AMEX on June 10, 2003 under the symbol JEN. J. Streicher & Co. LLC., will be the specialist on the AMEX for Jennifer.

Harley Greenfield, Jennifer Convertibles' Chief Executive Officer, said "We are very pleased to be trading on a National Exchange. The Company has made substantial progress during the past few years and the enhanced visibility we shall get by being listed on the AMEX should increase investor awareness and enhance shareholder value".

Jennifer Convertibles is the owner and licensor of the largest group of sofabed specialty retail stores in the United States, with 191 Jennifer Convertibles stores and 17 Jennifer Leather stores. As of May 13, 2003, the Company owned 132 stores and licensed 76 (including 25 stores owned and operated by a private company on a royalty free basis.)

Statements in this press release other than the statements of historical fact are "forward-looking statements." Such statements are subject to certain risks and uncertainties, including changes in retail demand, vendor performance and other risk factors identified from time to time in the Company's filings with the Securities and Exchange Commission that could cause actual results to differ materially from any forward-looking statements. These forward-looking statements represent the Company's judgement as of the date of the release. The Company disclaims, however, any interest or obligations to update these forward-looking statements.